UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period:  November 1, 2022 through April 30, 2023

Item 1. Reports to Stockholders.

(a)

MicroCap Opportunities Fund

Ultra MicroCap Fund

Semi-Annual Report
April 30, 2023
(Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Report
April 30, 2023
(Unaudited)

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	2
Performance	6
Ten Largest Common Stock Holdings	8
Allocation of Portfolio Investments	9

Perritt Ultra MicroCap Fund
From the Portfolio Managers	10
Performance	14
Ten Largest Common Stock Holdings	16
Allocation of Portfolio Investments	17

Perritt Funds
Schedules of Investments	18
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	29
Notes to Financial Statements	31
Expense Example	41
Advisory Agreement Renewal	43
Directors and Officers	47
Information	50

Perritt MicroCap Opportunities Fund

Portfolio Manager’s Message

Michael Corbett,
Portfolio Manager

For the past six months ended April 30, 2023, the Perritt MicroCap Opportunities Fund gained 3.94% which compares to the loss of 9.46% for the Russell Microcap Index and the 3.45% loss for the Russell 2000 Index. The Fund and benchmark performance details can be found later in this report.  While we are proud of the Fund’s modest gain in the past six months, the Russell Microcap’s nearly 10% loss is a clear sign the microcap bear market is still with us.  We will review the current bear market and give some thoughts about the future but let us start with a review of the Fund’s recent performance and attributes.

The Fund outperformed its benchmark by almost 13% in the past six months.  This strong relative performance to the benchmark Russell Microcap Index can be attributed to security selection and the allocation to two sectors. The Fund’s stock selection was strong in the past six months as we had thirteen stocks that rose by more than 50%.  In fact, six of those thirteen stocks more than doubled in the past six months: Asure Software (ASUR), Assertio Holdings (ASRT), McEwen Mining (MUX), MamaMacini’s (MMMB), Opiant Pharmaceuticals (OPNT) and Perma-Fix Environmental Services (PESI). In terms of sectors, every sector within the Russell Microcap Index declined in the past six months versus 5 of 11 sectors for the Fund’s portfolio.  The healthcare and financial services sectors were the strongest outperformance areas for the Fund versus the Russell Microcap Index.  While the Fund has a lower weight in healthcare, the Fund’s average stock rose approximately 50% compared to a 4.5% loss for stocks in the benchmark.  We also had a lower weight in financial services, but the Fund’s average stock rose 13.1% compared to a 4.2% loss for stocks within the Russell Microcap Index.

During the past year, we sold ten companies from the portfolio.  We sold Opiant Pharmaceuticals after receiving a buyout offer.  There were five companies sold because they grew beyond our definition of microcap: Addus HomeCare (ADUS), CRAI International (CRAI), Digi International (DGII), Green Brick Partner (GRBK), and PGT Innovations (PGTI).  We sold Asure Software (ASUR) and Harrow Health (HROW) because we believe the valuations were well beyond their near-term prospects.  Lastly, we sold two companies due to a downgrade in their long-term outlook for their businesses.  We purchased sixteen new companies for the portfolio, which were from six different industries, but the bulk of them were from the consumer discretionary and industrial industries.

In terms of the status of the microcap bear market, we believe the end of the bear market is close.  Our confidence comes from the status of the Federal Reserve’s (Fed) fight with inflation and the historic pattern of past bear markets.  As many know, one of the Fed’s basic tools to fight inflation is related to increasing interest rates.  While inflation is still elevated, the Fed’s unprecedented pace of interest rate hikes is clearly having an impact on inflation.  The net result may be a recession, but we believe most microcap stocks have priced in that outcome.  As you will see in a couple paragraphs, we discuss the valuation of our Fund and the Russell Microcap Index, which we believe are not expensive

Perritt MicroCap Opportunities Fund

for both composites.  The historic pattern of past bear markets gives us greater confidence we are near the end.

We have often argued bear markets come in two forms: degree of decline and length of time without making money.  The general definition of a bear market is a decline of more than 20% and we have certainly seen bear markets much greater than that level.  Unfortunately, the Russell Microcap Index was only created 23 years ago, so obviously that is not a lengthy period to judge that Index.  Regardless, in the past 23 years, the Russell Microcap Index has experienced 20% declines a half dozen times with the average length less than one year.  The worst bear market for the Russell Microcap Index was from June 2007 until February 2009 where the Index lost more than 55%.  The current bear market started in June 2021 and the decline is nearly 36%.  While the current bear market is not as bad as the 2009 bear market, the length is now longer by 4 months.  In addition, the Russell Microcap Index is now at the same level it was 5 years ago.  We certainly cannot guarantee future results, but we believe these attributes tells us we may be closer to the end of the bear market and possibly near the next bull market for microcap stocks.

As of April 30, 2023, the Fund’s portfolio contained the common stocks of ninety-five companies.  The Fund’s 10 largest holdings and detailed descriptions can be found on the following pages of this report.  Based on our earnings estimates, the Fund’s portfolio is trading at approximately 12.9 times our 2023 earnings estimate and less than 10 times our 2024 earnings estimates.  Stocks in the portfolio are priced at slightly more than 0.8 times average trailing revenues and the median market capitalization is approximately $172 million.  Finally, the average stock in the Fund is trading at 1.3 times book value and approximately 5.9 times Enterprise Value to our 2024 estimate of EBITDA (Earnings Before Interest Taxes Depreciation and Amortization).  According to our internal calculations, the valuation characteristics for the MicroCap Opportunities Fund are more attractive than the Fund’s benchmark Russell Microcap Index. The Russell Microcap Index is priced at nearly 1.5 times revenue, 13.5 times earnings and more than 1.2 times book value.  Lastly, it is important to note that more than 50% of the companies within the Russell Microcap Index are not profitable, which compares to a little more than 10% for the Perritt MicroCap Opportunities Fund.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I have been a shareholder of the Fund for more than 30 years and have half of my liquid investments in the Perritt Funds.  The Perritt team remains dedicated to investing in high quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Perritt MicroCap Opportunities Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

One cannot invest directly in an index. The index is used herein for comparative purposes in accordance with SEC regulations.

Book Value is the net asset value of a company calculated as total assets minus intangible assets (patents, goodwill) and liabilities.

Enterprise Value is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet.

Enterprise value to EBITDA Equals market capitalization + preferred shares + minority interest + debt - total cash divided by EBITDA.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) is an alternate measure of profitability to net income.  By stripping out the non-cash depreciation and amortization expense as well as taxes and debt cost dependent on the capital structure, EBITDA attempts to represent cash profit generated by the company’s operations.

The annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

 (This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2023

Perritt MicroCap Opportunities Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	April 30, 2023

Average Annual Total Returns*
Period ended April 30, 2023 (Unaudited)

	6	Past	Past	Past	Past
	Months	1 Year	3 Year	5 Years	10 Years

Perritt MicroCap Opportunities Fund	3.94%	1.54%	19.21%	1.75%	6.38%

Russell Microcap® Index	(9.46)%	(10.80)%	10.82%	2.17%	7.00%
(reflects no deduction
for fees and expenses)

Russell 2000® Index	(3.45)%	(3.65)%	11.90%	4.15%	7.88%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 1.56% as of the most recent prospectus dated February 28, 2023. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Silvercrest Asset Management Group Inc. (SAMG) is a wealth management firm that provides financial advisory and related family office services in the United States. The company serves ultra-high net worth individuals and families, as well as their trusts, endowments, foundations, and other institutional investors. It also manages funds of funds and other investment funds.

Northern Technologies International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

Radiant Logistics, Inc. (RLGT) operates as a third-party logistics and multi-modal transportation services company primarily in the United States and Canada. The company offers domestic and international air and ocean freight forwarding services; and freight brokerage services, including truckload, less than truckload, and intermodal services.

Legacy Housing Corp. (LEGH) builds, sells, and finances manufactured homes and tiny houses primarily in the southern United States. The company manufactures and provides for the transport of mobile homes; and offers wholesale financing to dealers and mobile home parks, as well as a range of homes.

Assertio Holdings, Inc. (ASRT) a commercial pharmaceutical company, provides medicines in the areas of neurology, rheumatology, and pain and inflammation.

Perma-Fix Environmental Services, Inc. (PESI) through its subsidiaries, operates as an environmental and technology know-how company in the United States and operates in two segments, Treatment and Services.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

Miller Industries, Inc. (MLR) engages in the manufacture and sale of towing and recovery equipment.  It offers wreckers, such as conventional tow trucks and recovery vehicles.  The company also provides transport trailers for moving multiple vehicles, auto auctions, car dealerships, leasing companies, and other similar applications.

A-Mark Precious Metals, Inc. (AMRK) together with its subsidiaries, operates as a precious metals trading company. It operates in three segments: Wholesale Sales & Ancillary Services, Secured Lending, and Direct-to-Consumer.

Evolution Petroleum Corp. (EPM) an oil and natural gas company, engages in the development, production, ownership, and management of oil and gas properties in the United States.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt MicroCap Opportunities Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2023

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Manager’s Message

Matthew Brackmann,
Portfolio Manager

The Perritt Ultra MicroCap Fund outperformed the Russell Microcap Index for the first half of fiscal year 2023 on a net of fees basis, posting a loss of 4.42% versus a loss for the Index of 9.46%.  While we are disappointed that the Fund did not provide an overall positive return, we are encouraged by our better relative performance and are looking forward to future earnings cycles with great enthusiasm.  In our previous letter, we noted that signs of relief on several pressure points had begun to appear for our holdings, and the results of the previous two earnings cycles have confirmed this.

Throughout 2022, we noted that our portfolio companies had been playing catch up with inflationary pressures driven by supply chain issues, raw material shortages, and increasing energy costs.  Strategies across companies varied but all came with their own set of caveats that necessitated continued fundamental analysis and conversations with management teams since the results of their efforts were not readily apparent.  For example, Commercial Vehicle Group (CVGI), a manufacturer of components for the automotive industry, spent 2022 implementing several price increases in their core product categories to address increased raw material costs that had driven their gross margins to 0% in some extreme cases.  These price increases are only now beginning to show up in their numbers due to a lag effect as they work through the final shipments made under their old pricing agreements.  Several other companies pursued some combination of price increases and cost savings initiatives that are only beginning to bear fruit in 2023.  While layoffs at large cap tech firms have dominated the headlines, many small and microcap firms have used this opportunity to hire technologists and increase their skillsets, positioning themselves well to meet customer demand going forward.  While we cannot forecast whether a recession is imminent or not, we believe that these initiatives on the company level will enable our firms to take advantage of economic opportunities as they arise with leaner business models and more robust revenue streams.

Due in part to the focus on improved fundamentals at our firms, the Ultra MicroCap Fund outperformed the Russell Microcap Index by 5.04%, driven by strong performance from investments in several sectors. The strongest contribution came from our two largest sector allocations in information technology and industrials, which outperformed the Index on a sector basis by 14.31% and 13.28% respectively and accounted for six of the top ten individual contributors.  Following closely behind was the positive contribution from our investments in the financial sector, where we maintain a lower weight relative to the Index due to carrying no investments in the regional banking space, instead focusing on niche specialty finance companies.  This strategy paid off in the wake of recent bank failures as the Fund’s holdings in that sector outperformed the Index by 17.60%.

In the past six months, we have added ten names to the portfolio and sold five.  One was sold due to meeting its valuations targets, three were sold due to declining fundamentals and one (Opiant Pharmaceuticals) was sold due to being bought out early in the fiscal period as noted in the previous letter.

Perritt Ultra MicroCap Fund

As of April 30, 2023, the Fund holds the common stock of seventy-six companies, an increase over the previous report where we reported an unusually small number of holdings due to substantial tax loss selling at the end of the previous fiscal year.  We have made and continue to adjust the Fund’s holdings as we navigate the current uncertainty regarding the state of the economy.

Based on our earnings estimates, the Fund’s portfolio is trading at 10.8x on a forward price-to-earnings basis.  According to our internal calculations, the median price to sales ratio is 0.98x, the median price to book is 1.49x and a trailing price-to-earnings ratio of 17.14x.  The median market cap for the Fund is $61.8 million.  By comparison, the Russell Microcap Index has a price to sales ratio of 1.5x, a price to book ratio of 1.2x and a trailing twelve-month p/e of 13.5x.  The median market cap for the Index is $187 million.

We want to genuinely thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  Each member of our investment committee as well as many other employees have made continued investment in this Fund over the years and remain shareholders alongside all of you.  We also wish you and your loved ones well and wish you all continued good health as we emerge from the trials of the past year.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll- free at (800) 331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matt Brackmann
Portfolio Manager

Perritt Ultra MicroCap Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

One cannot invest directly in an index. The index is used herein for comparative purposes in accordance with SEC regulations.

Book Value is the net asset value of a company calculated as total assets minus intangible assets (patents, goodwill) and liabilities.

Trailing price-to-earnings (P/E) is a relative valuation multiple that is based on the last 12 months of actual earnings. It is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

The annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

 (This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	April 30, 2023

Perritt Ultra MicroCap Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt Ultra MicroCap Fund

Performance (Unaudited) (Continued)	April 30, 2023

Average Annual Total Returns*
Period ended April 30, 2023 (Unaudited)

	6	Past	Past	Past	Past
	Months	1 Year	3 Year	5 Years	10 Years

Perritt Ultra MicroCap Fund	(4.42)%	(7.77)%	15.81%	1.27%	6.63%

Russell Microcap® Index	(9.46)%	(10.80)%	10.82%	2.17%	7.00%
(reflects no deduction
for fees and expenses)

Russell 2000® Index	(3.45)%	(3.65)%	11.90%	4.15%	7.88%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 2.66% as of the most recent prospectus dated February 28, 2023. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Bowman Consulting Group Ltd. (BWMN) provides a range of real estate, energy, infrastructure, and environmental management solutions in the United States. It offers civil and site engineering services.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

A-Mark Precious Metals, Inc. (AMRK) together with its subsidiaries, operates as a precious metals trading company. It operates in three segments: Wholesale Sales & Ancillary Services, Secured Lending, and Direct-to-Consumer.

DecisionPoint Systems, Inc. (DPSI) through its subsidiaries, engages in designs, consults, and implements mobility enterprise solutions and services. It provides managed and professional services that enable customers to implement and manage complex projects; and designs, deploys, and supports mobile computing systems that enable customers to access employers’ data networks.

Hudson Global, Inc. (HSON) provides talent solutions for mid-to-large-cap multinational companies and government agencies under the Hudson RPO brand in the Americas, the Asia Pacific, and Europe.

Northern Technologies International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

PC Tel, Inc. (PCTI) provides industrial Internet of Thing devices (IoT), antenna systems, and test and measurement solutions worldwide with its subsidiaries.

Taylor Devices, Inc. (TAYD) engages in design, development, manufacture, and marketing of shock absorption, rate control, and energy storage devices for use in machinery, equipment, and structures in North America, Asia, and internationally.

Virtra, Inc. (VTSI) provides force and firearms training, and driving simulators for law enforcement, military, educational, and commercial markets worldwide. The company’s patented technologies, software, and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship, and related training that mimics real-world situations.

Perion Network Ltd. (PERI) provides digital advertising solutions to brands, agencies, and publishers in North America, Europe, and internationally. It provides Wildfire, a content monetization platform; search monetization solutions, including website monetization, search mediation, and app monetization; and cross-channel digital advertising software as a service platform.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt Ultra MicroCap Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2023

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2023 (Unaudited)

Shares	COMMON STOCKS – 99.46%	Value

Air Freight & Logistics – 4.16%
335,000	Radiant Logistics,
	Inc.(a)	$2,211,000
		2,211,000

Auto Components – 0.51%
40,000	Motorcar Parts
	of America, Inc.(a)	194,800
3,894	Strattec Security
	Corp.(a)	75,544
		270,344

Banks – 0.69%
25,000	First Internet Bancorp	367,750
		367,750

Capital Markets – 10.00%
289,999	Heritage Global, Inc.(a)	838,097
180,000	Silvercrest Asset
	Management Group,
	Inc. – Class A	3,371,400
406,600	U.S. Global Investors,
	Inc. – Class A	1,105,952
		5,315,449

Chemicals – 5.70%
25,000	Advanced Emissions
	Solutions, Inc.(a)	46,250
155,520	Flexible Solutions
	International, Inc. –
	ADR(b)	471,226
218,829	Northern Technologies
	International Corp.	2,512,157
		3,029,633

Commercial Services
& Supplies – 4.84%
20,000	CECO Environmental
	Corp.(a)	232,200
186,691	Perma-Fix Environmental
	Services, Inc.(a)	1,695,154
120,000	Quest Resource Holding
	Corp.(a)	645,000
		2,572,354

Communications Equipment – 2.89%
13,000	Aviat Networks, Inc.(a)	426,530
125,000	Ceragon Networks,
	Ltd. – ADR(a)(b)	243,750
182,612	PC-Tel, Inc.	869,233
		1,539,513

Construction & Engineering – 4.31%
35,000	Bowman Consulting
	Group Ltd.(a)	1,043,000
9,000	IES Holdings, Inc.(a)	388,710
35,000	Matrix Service Co.(a)	166,600
25,223	Northwest Pipe Co.(a)	694,642
		2,292,952

Consumer Finance – 0.81%
50,000	EZCORP, Inc. –
	Class A(a)	430,500
		430,500

Diversified Consumer Services – 1.70%
57,901	Lincoln Educational
	Services Corp.(a)	337,563
80,000	Universal Technical
	Institute, Inc.(a)	564,800
		902,363

Diversified Financial Services – 2.81%
32,000	A-Mark Precious
	Metals, Inc.	1,145,600
20,000	SWK Holdings Corp.(a)	350,600
		1,496,200

Diversified Telecommunication
Services – 0.58%
25,000	Ooma, Inc.(a)	307,500
		307,500

Electrical Equipment – 1.12%
18,289	Broadwind, Inc.(a)	90,713
40,000	LSI Industries, Inc.	507,600
		598,313

Electronic Equipment, Instruments
& Components – 4.93%
23,924	Arlo Technologies,
	Inc.(a)	154,071
27,630	Bel Fuse, Inc. – Class B	1,122,607
69,474	Coda Octopus
	Group, Inc.(a)	555,097
33,000	Identiv, Inc.(a)	181,500
210,605	Powerfleet, Inc.(a)	604,436
		2,617,711

Energy Equipment & Services – 2.67%
325,000	CSI Compressco LP	383,500
40,000	Geospace Technologies
	Corp.(a)	288,800

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2023 (Unaudited)

Shares		Value

Energy Equipment & Services – (Continued)
125,000	Newpark Resources,
	Inc.(a)	$500,000
216,995	Profire Energy, Inc.(a)	251,714
		1,424,014

Entertainment – 1.31%
80,000	Chicken Soup For The
	Soul Entertainment,
	Inc.(a)	142,400
363,500	WildBrain Ltd. –
	ADR(a)(b)	556,155
		698,555

Food Products – 1.34%
350,000	MamaMancini’s
	Holdings, Inc.(a)	714,000
		714,000

Health Care Providers
& Services – 3.30%
13,793	InfuSystem Holdings,
	Inc.(a)	129,240
133,802	Quipt Home Medical
	Corp. – ADR(a)(b)	801,474
76,070	Viemed Healthcare,
	Inc. – ADR(a)(b)	825,360
		1,756,074

Health Care Technology – 0.45%
164,000	iCAD, Inc.(a)	237,800
		237,800

Hotels, Restaurants & Leisure – 1.52%
84,000	Century Casinos, Inc.(a)	591,360
90,000	Galaxy Gaming, Inc.(a)	218,700
		810,060

Household Durables – 5.27%
90,000	Legacy Housing Corp.(a)	1,944,000
58,632	Singing Machine
	Co., Inc.(a)	77,395
20,000	The Lovesac Co.(a)	525,800
20,062	VOXX International
	Corp.(a)	256,192
		2,803,387

Interactive Media & Services – 0.72%
103,800	DHI Group, Inc.(a)	380,946
		380,946

Internet & Direct
Marketing Retail – 0.35%
400,000	Polished.com, Inc.(a)	184,240
		184,240

IT Services – 3.21%
41,000	DecisionPoint Systems,
	Inc.(a)	288,230
96,117	Information Services
	Group, Inc.	489,236
270,000	Research Solutions,
	Inc.(a)	561,600
200,000	Usio, Inc.(a)	364,000
		1,703,066

Leisure Products – 0.08%
5,000	Solo Brands, Inc. –
	Class A(a)	39,950
		39,950

Machinery – 8.39%
53,557	Commercial Vehicle
	Group, Inc.(a)	392,573
41,000	Gencor Industries,
	Inc.(a)	541,200
17,512	LB Foster Co. –
	Class A(a)	195,784
48,000	Mayville Engineering
	Co, Inc.(a)	580,800
40,000	Miller Industries, Inc.	1,304,000
39,000	Shyft Group, Inc.	978,120
68,000	TechPrecision
	Corp.(a)	467,840
		4,460,317

Marine – 0.91%
25,000	Euroseas Ltd.(b)	484,750
		484,750

Metals & Mining – 3.10%
83,315	Ampco-Pittsburgh
	Corp.(a)	251,611
50,000	Endeavour Silver Corp. –
	ADR(a)(b)	195,000
56,310	Fortitude Gold Corp.	387,976
100,000	Gold Resource Corp.	92,190
88,000	McEwen Mining, Inc.(a)	721,600
		1,648,377

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2023 (Unaudited)

Shares		Value

Mortgage Real Estate
Investment Trusts – 1.54%
57,997	Chicago Atlantic Real
	Estate Finance, Inc.	$821,238
		821,238
Oil, Gas & Consumable Fuels – 3.54%
172,367	Evolution
	Petroleum Corp.	1,135,898
60,000	PHX Minerals, Inc.	162,600
115,000	Vaalco Energy, Inc.	492,200
5,000	Vitesse Energy, Inc.	92,000
		1,882,698
Pharmaceuticals – 3.90%
315,000	Assertio Holdings,
	Inc.(a)	1,735,650
45,000	ProPhase Labs, Inc.	337,500
		2,073,150
Professional Services – 5.61%
37,523	BGSF, Inc.	361,346
160,800	DLH Holdings Corp.(a)	1,571,016
39,636	Hudson Global, Inc.(a)	862,083
14,000	Where Food Comes
	From, Inc.(a)	190,540
		2,984,985
Semiconductors &
Semiconductor Equipment – 1.03%
38,000	Photronics, Inc.(a)	549,480
		549,480
Software – 0.60%
21,720	American Software,
	Inc. – Class A	259,337
59,800	Intrusion, Inc.(a)	60,398
		319,735
Specialty Retail – 0.99%
15,000	Build-A-Bear
	Workshop, Inc.	348,000
310,000	Xcel Brands, Inc.(a)	178,870
		526,870

Technology Hardware,
Storage & Peripherals – 1.24%
350,000	Boxlight Corp. –
	Class A(a)	122,745
81,000	Immersion Corp.	533,790
		656,535
Textile, Apparel &
Luxury Goods – 1.05%
14,000	Delta Apparel, Inc.(a)	159,460
20,000	Lakeland
	Industries, Inc.	241,000
20,013	Superior Group
	of Cos., Inc.	156,101
		556,561
Trading Companies
& Distributors – 1.18%
7,000	BlueLinx Holdings,
	Inc.(a)	490,420
10,000	Karat Packaging, Inc.	135,600
		626,020
Water Utilities – 0.65%
35,000	Pure Cycle Corp.(a)	345,450
		345,450
Wireless Telecommunications
Services – 0.46%
20,000	Spok Holdings, Inc.	244,600
		244,600
	TOTAL COMMON
	STOCKS
	(Cost $36,416,658)	$52,884,440

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2023 (Unaudited)

Shares	SHORT-TERM	Value
	INVESTMENTS – 0.55%

Money Market Funds – 0.55%
292,028	U.S. Bank Money Market
	Deposit Account,
	4.80%(c)	$292,028

	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $292,028)	$292,028

	Total Investments
	(Cost $36,708,686) –
	100.01%	$53,176,468
	Liabilities in Excess
	of Other Assets –
	(0.01)%	(4,143)
	TOTAL NET ASSETS –
	100.00%	$53,172,325

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of April 30, 2023.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2023 (Unaudited)

Shares	COMMON STOCKS – 92.71%	Value

Aerospace & Defense – 1.91%
40,000	VirTra, Inc.(a)	$211,200
		211,200

Biotechnology – 2.26%
12,000	Actinium Pharmaceuticals,
	Inc.(a)	105,600
29,675	ImmuCell Corp.(a)	145,407
		251,007

Capital Markets – 1.86%
11,000	Silvercrest Asset
	Management Group,
	Inc. – Class A	206,030
		206,030

Chemicals – 3.56%
10,000	Advanced Emissions
	Solutions, Inc.(a)	18,500
48,250	Flexible Solutions
	International, Inc. –
	ADR (c)	146,198
20,000	Northern Technologies
	International Corp.	229,600
		394,298

Commercial Services & Supplies – 1.73%
35,600	Quest Resource
	Holding Corp.(a)	191,350
		191,350

Communications Equipment – 3.92%
15,000	BK Technologies Corp.	204,306
48,075	PC-Tel, Inc.	228,837
		433,143

Construction & Engineering – 3.23%
12,000	Bowman Consulting
	Group Ltd.(a)	357,600
		357,600

Distributors – 0.57%
30,090	Educational Development
	Corp.(a)	63,490
		63,490

Diversified Financial Services – 2.91%
9,000	A-Mark Precious
	Metals, Inc.	322,200
		322,200

Electrical Equipment – 1.09%
25,000	Expion360, Inc.(a)	120,000
		120,000

Electronic Equipment, Instruments
& Components – 6.65%
20,000	Airgain, Inc.(a)	117,400
44,899	Data I/O Corp.(a)	202,494
16,000	Identiv, Inc.(a)	88,000
22,500	Luna Innovations,
	Inc.(a)	141,300
6,000	Napco Security
	Technologies, Inc.(a)	186,000
		735,194

Energy Equipment & Services – 0.63%
20,000	Gulf Island Fabrication,
	Inc.(a)	69,600
		69,600

Equity Real Estate Investment – 2.47%
30,000	Global Self
	Storage, Inc.	153,000
11,000	Modiv, Inc. – Class C	121,000
		274,000

Food & Staples Retailing – 0.89%
25,000	HF Foods Group,
	Inc.(a)	98,000
		98,000

Food Products – 0.19%
50,000	Better Choice Co,
	Inc.(a)	20,550
		20,550

Health Care Equipment
& Supplies – 5.13%
67,500	Biomerica, Inc.(a)	89,775
15,000	BM Technologies, Inc.(a)	45,000
26,352	Dynatronics Corp.(a)	37,420
73,011	INVO BioScience, Inc.(a)	26,291
19,987	Sensus Healthcare,
	Inc.(a)	94,539
100,000	Strata Skin
	Sciences, Inc.(a)	102,000
1,250	UFP Technologies,
	Inc.(a)	172,300
		567,325

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2023 (Unaudited)

Shares		Value

Health Care Providers & Services – 1.89%
35,000	Quipt Home Medical
	Corp. – ADR(a)(c)	$209,650
		209,650

Health Care Technology – 1.45%
49,200	CareCloud, Inc.(a)	160,884
		160,884

Hotels, Restaurants & Leisure – 3.94%
40,000	Bragg Gaming Group,
	Inc. – ADR(a)(c)	132,800
20,000	Century Casinos, Inc.(a)	140,800
66,621	Galaxy Gaming, Inc.(a)	161,889
		435,489

Household Durables – 0.37%
31,084	Singing Machine
	Co., Inc.(a)	41,031
		41,031

Interactive Media & Services – 1.16%
35,000	DHI Group, Inc.(a)	128,450
		128,450

IT Services – 7.71%
15,000	Cantaloupe, Inc.(a)	82,650
44,752	Data Storage Corp.(a)	78,316
40,001	DecisionPoint Systems,
	Inc.(a)	281,207
25,000	Information Services
	Group, Inc.	127,250
75,000	Research Solutions,
	Inc.(a)	156,000
70,000	Usio, Inc.(a)	127,400
		852,823

Leisure Products – 0.93%
26,802	Vision Marine Technologies,
	Inc. – ADR(a)(c)	102,384
		102,384

Machinery – 7.06%
17,500	Commercial Vehicle
	Group, Inc.(a)	128,275
15,000	Gencor Industries, Inc.(a)	198,000
25,000	P&F Industries,
	Inc. – Class A	127,500
10,315	Taylor Devices, Inc.(a)	224,351
15,000	TechPrecision Corp.(a)	103,200
		781,326

Media – 3.91%
40,000	Direct Digital Holdings,
	Inc. – Class A(a)	122,000
6,000	Perion Network Ltd. –
	ADR(a)(c)	210,180
4,500	Saga Communications,
	Inc. – Class A	100,125
		432,305
Metals & Mining – 1.29%
47,236	Ampco-Pittsburgh
	Corp.(a)	142,653
		142,653

Mortgage Real Estate
Investment Trusts – 2.42%
10,950	Chicago Atlantic Real
	Estate Finance, Inc.	155,052
32,500	Sachem Capital Corp.	113,100
		268,152

Oil, Gas & Consumable Fuels – 1.62%
3,000	Adams Resources
	& Energy, Inc.	114,300
24,143	PHX Minerals, Inc.	65,428
		179,728

Personal Products – 0.97%
12,000	Natural Alternatives
	International, Inc.(a)	106,920
		106,920

Pharmaceuticals – 2.37%
13,500	Alimera Sciences, Inc.(a)	24,030
79,550	Medicine Man
	Technologies, Inc.(a)	87,505
20,000	ProPhase Labs, Inc.	150,000
		261,535

Professional Services – 6.04%
10,000	BGSF, Inc.	96,300
34,000	DLH Holdings Corp.(a)	332,180
11,014	Hudson Global, Inc.(a)	239,554
		668,034

Semiconductors &
Semiconductor Equipment – 1.29%
7,500	inTEST Corp.(a)	142,500
		142,500

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2023 (Unaudited)

Shares		Value

Software – 3.34%
8,000	Asure Software, Inc.(a)	$106,720
10,133	Issuer Direct Corp.(a)	190,780
30,500	NetSol Technologies,
	Inc.(a)	72,285
		369,785

Technology Hardware,
Storage & Peripherals – 2.22%
55,000	One Stop Systems,
	Inc.(a)	134,200
20,000	TransAct Technologies,
	Inc.(a)	112,000
		246,200

Textile, Apparel &
Luxury Goods – 1.94%
22,500	Crown Crafts, Inc.	124,200
7,500	Lakeland
	Industries, Inc.	90,375
		214,575

Water Utilities – 1.78%
18,000	Global Water
	Resources, Inc.	197,460
		197,460
	TOTAL COMMON
	STOCKS
	(Cost $9,084,404)	$10,256,871

Contracts	WARRANTS – 0.07%

Health Care Equipment
& Supplies – 0.00%
250,000	Titan Medical, Inc.
	Expiration: 08/10/2023,
	Exercise Price
	$3.20(a)(b)(e)(f)	$0

Metals & Mining – 0.07%
15,000	Ampco-Pittsburgh Corp.
	Expiration: 08/01/2025,
	Exercise Price
	$5.75(a)(b)	7,186
	TOTAL WARRANTS
	(Cost $85,000)	$7,186

Shares	SHORT-TERM
	INVESTMENTS – 7.50%

Money Market Funds – 7.50%
345,993	U.S. Bank Money
	Market Deposit
	Account, 4.80%(d)	$829,520
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $345,993)	$829,520
	Total Investments
	(Cost $9,998,924) –
	100.27%	$11,093,577
	Liabilities in Excess
	of Other Assets –
	(0.27)%	(30,028)
	TOTAL NET ASSETS –
	100.00%	$11,063,549

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a)	Non-income producing security.
(b)	These securities are deemed to be illiquid. These securities represent $7,186 of value or 0.07% of net assets.
(c)	Foreign issued security.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of April 30, 2023.

(e)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.” The value of this security is $0 or 0.00% of the Fund’s net assets.

(f)
The prices for this security was derived from estimates of fair value using fair value methodologies established by the Fund’s investment advisor. This security represents $0 of value or 0.00% of net assets.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

April 30, 2023 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Assets:
Investments at value	$53,176,468	$11,093,577
Receivable for investments sold	92,975	32,370
Receivable for fund shares issued	50	100
Dividends and interest receivable	16,456	6,182
Prepaid expenses	5,819	630
Total Assets	53,291,768	11,132,859

Liabilities:
Payable for investments purchased	—	—
Payable for fund shares purchased	9,473	—
Payable to Advisor	44,698	11,616
Payable to Officer & Directors	12,744	12,436
Accrued accounting expense	3,006	2,081
Accrued administration expense	7,112	3,619
Accrued audit expense	8,932	8,932
Accrued legal expense	10,254	11,148
Accrued printing & mailing expense	8,604	2,579
Accrued federal and state registration expense	4,863	13,241
Accrued transfer agent expense	6,865	2,022
Other accrued expenses & liabilities	2,892	1,636
Total Liabilities	119,443	69,310
Net Assets	$53,172,325	$11,063,549

Net Assets Consist of:
Capital Stock	$33,618,659	$8,543,653
Total Distributable Earnings	19,553,666	2,519,896
Total Net Assets	$53,172,325	$11,063,549
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000
Outstanding	2,229,795	734,689
Net Assets	$53,172,325	$11,063,549
Net asset value and offering price per share	$23.85	$15.06
Cost of Investments	$36,708,686	$9,998,924

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Period Ended April 30, 2023 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Investment Income:
Dividend Income (net of $1,916 and $3,652
foreign withholding tax)	$612,776	$73,486
Interest income	23,871	12,107
Total investment income	636,647	85,593

Expenses:
Investment advisory fee	273,160	73,560
Shareholder servicing	55,034	16,060
Administration fee	29,475	14,429
Officer & directors’ fees & expenses	26,416	25,834
Federal & state registration fees	22,499	24,219
Professional fees	19,602	20,578
Fund accounting expenses	17,470	5,966
Other expense	8,285	3,638
Printing & mailing fees	5,766	1,961
Custodian fees	3,454	1,727
Total expenses	461,161	187,972
Net investment gain/(loss)	175,486	(102,379)

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	3,132,835	1,746,056
Change in unrealized depreciation on investments	(1,184,202)	(2,155,139)
Net realized and unrealized
gain (loss) on investments	1,948,633	(409,083)
Net increase/(decrease) in net assets
resulting from operations	$2,124,119	$(511,462)

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
Operations:
Net investment gain/ (loss)	$175,486	$(263,559)
Net realized gain on investments	3,132,835	2,311,640
Net change in unrealized depreciation on investments	(1,184,202)	(11,944,738)
Net increase/(decrease) in net assets
resulting from operations	2,124,119	(9,896,657)

Dividends and Distributions to Shareholders:
Distributable Earnings	(1,722,564)	(9,677,972)
Total dividends and distributions	(1,722,564)	(9,677,972)

Capital Share Transactions:
Proceeds from shares issued	1,346,993	2,026,338
Reinvestment of distributions	1,656,524	9,339,344
Cost of shares redeemed	(4,972,555)	(9,548,812)
Redemption fees	366	1,341
Net increase /(decrease) in net assets
from capital share transactions	(1,968,672)	1,818,211
Total Decrease in Net Assets	(1,567,117)	(17,756,418)

Net Assets
Beginning of the year	54,739,442	72,495,860
End of the year	$53,172,325	$54,739,442

Capital Share Transactions:
Shares sold	57,339	78,732
Shares issued on reinvestment of distributions	70,073	325,278
Shares redeemed	(209,546)	(356,013)
Net increase/(decrease) from capital share transactions	(82,134)	47,997

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
Operations:
Net investment loss	$(102,379)	$(264,791)
Net realized gain on investments	1,746,056	521,211
Net change in unrealized depreciation on investments	(2,155,139)	(4,352,079)
Net decrease in net assets resulting from operations	(511,462)	(4,095,659)

Dividends and Distributions to Shareholders:
Distributable Earnings	(137,724)	(1,199,255)
Total dividends and distributions	(137,724)	(1,199,255)

Capital Share Transactions:
Proceeds from shares issued	110,338	843,647
Reinvestment of distributions	129,312	1,141,483
Cost of shares redeemed	(613,940)	(6,655,111)
Redemption fees	217	2,446
Net decrease in net assets
from capital share transactions	(374,073)	(4,667,535)
Total Decrease in Net Assets	(1,023,259)	(9,962,449)

Net Assets
Beginning of the year	12,086,808	22,049,257
End of the year	$11,063,549	$12,086,808

Capital Share Transactions:
Shares sold	7,069	41,993
Shares issued on reinvestment of distributions	8,216	55,278
Shares redeemed	(38,681)	(338,658)
Net decrease from capital share transactions	(23,396)	(241,387)

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the period/year

	For the Six
	Months Ended
	April 30,	For the Years Ended October 31,
	2023	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value,
beginning of period/year	$23.68	$32.02	$19.51	$23.12	$28.17	$38.59

Income/(loss) from investment operations:
Net investment loss[2]	0.08	(0.11)	(0.15)	(0.15)	(0.11)	(0.20)
Net realized and unrealized
gain (loss) on investments	0.85	(3.95)	12.66	(2.66)	(1.74)	(1.83)
Total from investment operations	0.93	4.06	12.51	(2.81)	(1.85)	(2.03)

Less dividends and distributions:
From net realized gains	(0.76)	(4.28)	—	(0.80)	(3.20)	(8.39)
Total dividends and distributions	(0.76)	(4.28)	—	(0.80)	(3.20)	(8.39)
Redemption fees[2,3]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period/year	$23.85	$23.68	$32.02	$19.51	$23.12	$28.17
Total return[1]	3.94%[5]	(14.95)%	64.12%	(12.46)%	(6.80)%	(5.89)%

Supplemental data and ratios:
Net assets, end of period/year
(in thousands)	$53,172	$54,739	$72,496	$52,756	$107,875	$160,698
Ratio of net expenses
to average net assets	1.69%[4]	1.56%	1.56%	1.64%	1.38%	1.28%
Ratio of net investment loss
to average net assets	0.64%[4]	(0.43)%	(0.53)%	(0.73)%	(0.48)%	(0.63)%
Portfolio turnover rate	11.4%[5]	23.0%	23.5%	19.1%	22.1%	14.0%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period/year.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the period/year

	For the Six
	Months Ended
	April 30,	For the Years Ended October 31,
	2023	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value,
beginning of period/year	$15.94	$22.06	$11.54	$12.81	$15.62	$18.49

Income/(loss) from investment operations:
Net investment loss[2]	(0.14)	(0.32)	(0.36)	(0.11)	(0.12)	(0.17)
Net realized and unrealized
gain (loss) on investments	(0.56)	(4.43)	10.86	(1.14)	(1.60)	(0.77)
Total from investment operations	(0.70)	(4.75)	10.50	(1.25)	(1.72)	(0.94)

Less dividends and distributions:
From net realized gains	(0.18)	(1.37)	—	(0.01)	(1.09)	(1.93)
From return of capital	—	—	—	(0.01)	—	—
Total dividends and distributions	(0.18)	(1.37)	—	(0.02)	(1.09)	(1.93)
Redemption fees[2]	0.00	0.00 [3]	0.02	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of period/year	$15.06	$15.94	$22.06	$11.54	$12.81	$15.62
Total return[1]	(4.42)%[5]	(22.95)%	91.16%	(9.75)%	(11.54)%	(5.73)%

Supplemental data and ratios:
Net assets, end of period/year
(in thousands)	$11,064	$12,087	$22,049	$11,582	$34,154	$61,042
Ratio of net expenses
to average net assets	3.19%[4]	2.66%	2.42%	2.68%	1.83%	1.71%
Ratio of net investment loss
to average net assets	(1.74)%[4]	(1.77)%	(1.85)%	(0.92)%	(0.85)%	(0.99)%
Portfolio turnover rate	16.5%[5]	15.4%	25.7%	14.3%	13.3%	28.4%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period/year.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements

April 30, 2023 (Unaudited)

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund. The Corporation currently consists of the following series: Perritt MicroCap Opportunities Fund (“MicroCap Fund”) and Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) (each, a “Fund,” and collectively, the “Funds”). Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988. As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation. The Ultra MicroCap Fund commenced operations on August 30, 2004. The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Ultra MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $300 million at the time of the initial purchase. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value. Money Market Funds are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor using fair value methodologies established by the advisor, as the Funds’ valuation designee. The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities. For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

	b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

(loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method. Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

d.
Each Fund is charged for those expenses that are directly attributable to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may utilize earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating loss, as determined annually in accordance with federal tax regulations which may differ from GAAP. The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2022 by increasing paid-in capital by $502,623 and decreasing distributable earnings/(losses) by $502,623. The Ultra Microcap Fund has reclassified the components of its capital accounts for the year ended October 31, 2022 by decreasing paid-in capital by $44,589 and increasing distributable earnings/(losses) by $44,589. These adjustments were primarily due to the utilization of earnings and profits distributed to shareholders on redemptions of shares and the write off of net operating losses.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

h.
As of and during the six months ended April 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the six months ended April 30, 2023, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2019.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted prices in active markets for identical securities that the Funds have the ability to access.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2023:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$1,631,601	$—	$—	$1,631,601
Consumer Discretionary	6,093,774	—	—	6,093,774
Consumer Staples	714,000	—	—	714,000
Energy	3,306,713	—	—	3,306,713
Financial	8,795,137	—	—	8,795,137
Health Care	4,067,024	—	—	4,067,024
Industrials	16,230,692	—	—	16,230,692
Information Technology	7,022,039	—	—	7,022,039
Materials	4,678,010	—	—	4,678,010
Utilities	345,450	—	—	345,450
Total Common Stocks	52,884,440	—	—	52,884,440
Short-Term Investments	292,028	—	—	292,028
Total Investments in Securities	$53,176,468	$—	$—	$53,176,468

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Warrants
Balance as of November 1, 2022	$—
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	—
Balance as of April 30, 2023	$—
Change in unrealized appreciation (depreciation)
during the year for Level 3 investments held at April 30, 2023.	$—

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$560,755	$—	$—	$560,755
Consumer Discretionary	856,968	—	—	856,968
Consumer Staples	225,470	—	—	225,470
Energy	249,328	—	—	249,328
Financial	1,051,432	—	—	1,051,432
Health Care	1,405,401	—	—	1,405,401
Industrials	2,329,511	—	—	2,329,511
Information Technology	2,569,596	—	—	2,569,596
Materials	536,950	—	—	536,950
Real Estate Investment Trusts	274,000	—	—	274,000
Utilities	197,460	—	—	197,460
Total Common Stocks	10,256,871	—	—	10,256,871
Warrants
Health Care	—	—	0	0
Materials	—	7,186	—	7,186
Total Warrants	—	7,186	0	7,186
Short-Term Investments	829,520	—	—	829,520
Total Investments in Securities	$11,086,391	$7,186	$0	$11,093,577

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Warrants
Balance as of November 1, 2022	$0
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	—
Balance as of April 30, 2023	$0
Change in unrealized appreciation (depreciation)
during the year for Level 3 investments held at April 30, 2023.	$—

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Rule 2a-5 under the 1940 Act permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The Board of Directors has designated the Funds’ investment advisor as its valuation designee to perform fair value determinations.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million. At April 30, 2023, the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $44,698 and $11,616, respectively. For the six months ended April 30, 2023, the MicroCap Fund and Ultra MicroCap Fund had incurred advisory fees of $273,160 and $73,560, respectively.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The officers of the Funds are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds or the Advisor for serving their respective roles. The Funds pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations within officer & directors’ fees & expenses.

The Funds reimbursed the Advisor for fees paid to financial intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services that the financial intermediaries provided to their clients, who are beneficial owners of shares of the Funds. The financial intermediaries are the record owners of the Funds on the Funds’ records through omnibus accounts, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided. The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount. In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable. Based on this method, the Funds’ Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account. These amounts are included within shareholder servicing fees on the Statements of Operations.

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2023, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$6,214,307	$—	$8,915,184
Ultra MicroCap Fund	$—	$1,867,669	$—	$2,597,103

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Matters

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap
	Fund	Fund
Cost of investments for tax purposes	$37,685,722	$8,907,291
Gross tax unrealized appreciation	20,389,430	4,412,122
Gross tax unrealized depreciation	(2,762,152)	(1,170,918)
Net unrealized appreciation on investments	17,627,278	3,241,204
Distributable ordinary income	—	—
Distributable long-term capital gains	1,722,554	137,724
Other accumulated losses	(197,721)	(209,846)
Total Distributable Earnings/(Losses)	$19,152,111	$3,169,082

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are ordinary losses which occur during the portion of the Fund’s taxable year subsequent to December 31.

At October 31, 2022, the MicroCap Fund and Ultra MicroCap Fund deferred, on a tax basis, late year ordinary losses of $197,721 and $209,846. During the year ended October 31, 2022, the MicroCap Fund and the Ultra MicroCap Fund did not utilize capital loss carryforwards. The Funds had no capital loss carryforward for the year ended October 31, 2022.

The tax composition of distributions paid during the years ended October 31, 2022 and 2021 were as follows:

	Ordinary				Return of
	Income		Long-term Capital Gains		Capital
	2022	2021	2022	2021	2022	2021
MicroCap Fund	$384,459	$—	$9,293,513	$—	$—	$—
Ultra MicroCap Fund	—	—	1,199,255	—	—	—

Fund			Long-term
Perritt MicroCap Opportunities Fund			$0.18381
Perritt Ultra MircoCap Fund			$0.75629

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2022.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale. These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund. The Funds have no right to require registration of the unregistered securities they hold. At April 30, 2023, the Funds did not hold any restricted securities.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 4, 2023, under which the MicroCap Fund may borrow up to $2,500,000 and the Ultra MicroCap Fund may borrow up to $2,000,000, subject to certain restrictions and covenants. Interest is charged on borrowings at the prevailing Prime Rate which was 8.00% as of April 30, 2023. The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management. For the six months ended April 30, 2023, the MicroCap Fund and Ultra MicroCap Fund did not borrow on the line of credit. As of April 30, 2023, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit. Interest charged on the borrowings is recorded as other expense in the Statements of Operations.

10.	Redemption Fee

The Funds charge a 2.00% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliate

During the six months ended April 30, 2023, MicroCap Fund and Ultra MicroCap Fund did not hold any securities that were considered affiliated.

The Funds are permitted to purchase or sell securities from or to each other under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another Fund complies with Rule 17a-7 of the 1940 Act. For the six months ended April 30, 2023, the MicroCap Fund and Ultra MicroCap Fund engaged in one securities transactions pursuant to Rule 17a-7 of the 1940 Act.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

12.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2023, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. There were no individual shareholders of record who owned more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

13.	Recent Market Conditions

General economic, political and public health conditions may have a significant adverse effect on the Funds’ investment operations and profitability. For example, the global outbreak of COVID-19 (commonly referred to as “coronavirus”) disrupted economic markets worldwide, as well as the economies of individual countries. The full economic fallout from COVID-19, and the long-term impact on economies, markets, industries and individual issuers, remains unknown. In 2022, Russia commenced a military attack on Ukraine which has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. The current political and financial uncertainty regarding the Russia-Ukraine conflict may have adverse effects on market volatility and global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The duration of the conflict, potential for escalation and ultimate effects on the Funds cannot currently be predicted. Federal Reserve officials are closely monitoring inflation data and other economic measures to modify their rate setting policy based upon these factors, and additional rate hikes are expected until the Federal Reserve sees sustainable progress toward its inflation goals.  In this environment, markets are continue react in the short term to news about inflation data, economic indicators and central bank policy.  Market volatility has also occurred following the collapses of Silicon Valley Bank and two crypto currency-exposed banks, as investors asses contagion risks across the banking sector as well as the impact to  the Federal Reserve’s pace of rate hikes going forward.  The ultimate impact of rate hikes, inflation, and disruption in the banking sector on the Funds’ performance is unknown at this time. For a complete description of all of the principal risks the Funds are subject to, please refer to the Funds’ Prospectus and SAI.

14.	Qualified Dividend Income/ Dividends Received Deductions (Unaudited)

For the fiscal year ended October 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Perritt MicroCap Opportunities Fund	100.00%
Perritt Ultra MicroCap Fund	0.00%

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2022 was as follows:

Fund Name	Dividend Received Deductions
Perritt MicroCap Opportunities Fund	100.00%
Perritt Ultra MicroCap Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gains
Perritt MicroCap Opportunities Fund	100.00%
Perritt Ultra MicroCap Fund	0.00%

Perritt Funds, Inc.

Expense Example (Unaudited)	April 30, 2023

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 – April 30, 2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. There is a $25 IRA distribution and transfer out fee, unless set up automatically. Please see IRA Account Agreement for additional fees related to IRA accounts. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	April 30, 2023

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/22	4/30/23	11/1/22 – 4/30/23[1]
Actual
Perritt MicroCap Opportunities	$1,000.00	$1,039.40	$8.55
Perritt Ultra MicroCap Fund	$1,000.00	$955.80	$15.47

Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,016.41	$8.45
Perritt Ultra MicroCap Fund	$1,000.00	$1,008.98	$15.89

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.69% for the MicroCap Opportunities Fund and 3.19% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited)

On December 9, 2022, the Board of Directors of Perritt Funds, Inc. (the “Board” or “Directors”) approved the continuation of the investment advisory agreements for the Perritt MicroCap Opportunities Fund (the “MicroCap Fund”) and the Perritt Ultra MicroCap Fund (the “Ultra Fund”) (collectively the “Funds”, or the, “Fund”) with the investment advisor to the Funds, Perritt Capital Management, Inc. (the “Advisor”).  As part of the process of approving the continuation of the advisory agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Directors to assist them in their evaluation of the advisory agreements.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreements; comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Advisor’s profitability; information about brokerage commissions; comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the advisory agreements.  The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreements, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Advisor.

•	A comparison of the fees and expenses of the Funds to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Advisor.

•	Whether economies of scale are recognized by the Funds.

•	The costs and profitability of the Funds to the Advisor.

•	The performance of the Funds.

•	The other benefits to the Advisor from serving as investment advisor to the Funds (in addition to the advisory fee).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

The material considerations and determinations of the Board, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Advisor supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities, and that the Advisor employs a research intensive investment process.  They concluded that the Advisor dedicates significant resources to managing the investments of the Funds.

The Directors then discussed staffing at the Advisor and concluded that the Advisor is well staffed to conduct the research needed to meet the investment objectives of the Funds.

The Directors also considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to, the Funds by investment personnel of the Advisor.  In addition, the Directors considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Advisor, and the overall reputation and capabilities of the Advisor.  Based on this review, the Directors determined that the Advisor provides high quality services to the Funds.  The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor, and that the nature and extent of the services provided by the Advisor are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the advisory fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds.  Management reviewed with the Directors the comparison of the Funds’ expense ratios to other similar funds.  As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used by the Advisor to determine the mutual funds that make up the peer group for purposes of the materials.

Following review and discussion, the Board determined that the above median total expenses of the Funds appear to result from a low level of assets under management, which caused certain non-management expenses to be above average as compared to the peer group.  The Directors concluded that the Funds’ fees are reasonable given the asset sizes of the Funds, and they concluded that the Advisor is actively working to keep the fees down.

Comparison of Fee Structures of Other Accounts

The Directors then inquired of management regarding the distinction between the services performed by the Advisor for separate accounts and those performed by the Advisor for the Funds.  The Advisor noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts.  The Directors determined that the following items, among others, support the fact that the services performed by the Advisor for the Funds require a higher level of service

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

and oversight than the services performed by the Advisor for separate accounts:

•	The Advisor provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
With regard to the Funds, the Advisor attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	The Advisor coordinates with the Funds’ Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by federal law and the Internal Revenue Code.

•	Separate accounts do not require the same level of services and oversight, nor do they present the same compliance obligations.

Following this discussion, the Directors concluded that the services performed by the Advisor for the Funds require a higher level of service and oversight than the services performed by the Advisor for separate accounts, and that the services performed by the Advisor for the Funds represent a greater demand on the Advisor’s resources to meet the increased compliance obligations of the Funds.  Based on this determination, the Directors determined that the differential in advisory fees between the Funds and the separate accounts are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients are reasonable.

Performance

The Directors reviewed the Advisor’s quality of investment management, management history and ability to successfully market the Funds.  They then discussed the performance of the Funds versus their indices and their peer group median.  They were pleased that both of the Funds had performed better than the median for the past three months, with the MicroCap Fund also out performing the median during the past year. While both Funds underperformed the median for the past three and five years, the Directors noted that the Fund, had performed well over the ten year period on an absolute basis (only slightly underperforming their benchmarks).  The Directors then noted that while recent performance has not been as good as desired, the Funds have generally performed well over the long-term, particularly on a risk-adjusted basis.

Following their discussion, the Directors concluded that the performance of the Funds, adjusting for risk, has been satisfactory.  They continue to believe that the Advisor’s discipline should lead to favorable results in the long-term, and concluded that renewal of the existing advisory agreements was in the best interest of the Funds’ shareholders.

Costs and Profitability

The Directors considered the cost of services provided and the profits realized by the Advisor, by reviewing reports provided by the Funds’ administrator that compared the Funds’ advisory fees to those of other comparable mutual funds.  They also considered the Funds’ total expenses compared to peer group funds.  The Directors noted that the total expenses of the MicroCap Fund are below the median, and concluded that this supports their

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

belief that the total expenses of the Fund are reasonable.  On the other hand, they noted that the Ultra Fund’s total expenses are higher than the median, and discussed with the Advisor the reasons for the higher expenses.  The Directors concluded that the Ultra Fund’s low average assets under management contribute significantly to the Fund’s higher total expenses, and that the total expenses of the Fund remain within a reasonable range of its peers.

The Directors discussed in detail the profitability of the Advisor as it relates to the Funds, and they discussed the impact of the intermediary service fees on the profitability.  The Directors also considered the resources and revenues that the Advisor has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Advisor from its provision of services to the Funds is reasonable, and that the overall expense ratios and advisory fees were fair and within the range of industry averages.

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Funds.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Funds’ expense are subject to diseconomies of scale.  For example, the intermediary service fees increase as the Funds’ assets grow.  Given the size of the Funds, the Directors determined that the Funds are not realizing economies of scale, and that the existing advisory fees are acceptable.

Fall-Out Benefits

The Directors then considered other benefits to the Advisor from serving as Advisor to the Funds (in addition to the advisory fee).  The Directors noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds.  The Directors determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  They concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials and management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the advisory agreements for an additional one-year term.

The Directors noted that all of the factors above were considered by the Board as a whole, and separately by the Independent Directors meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreements.

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Board is responsible for the overall management of the Funds. This includes establishing the Funds’ policies, approval of all significant agreements between the Funds and persons or companies providing services to the Funds, and the general supervision and review of the Funds’ investment activities. As a Maryland corporation, the day-to-day operations of the Funds are delegated to the officers of the Funds, subject to the investment objectives and policies of the Funds and to general supervision by the Board.

Management Information

The name, age (as of the date of this SAI), address, principal occupations during the past five years, and other information with respect to each of the Directors are set forth in the following tables, along with information for the officers of the Funds. The information is provided as of the date of this SAI.

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Disinterested” Directors of the Funds

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	None.
Age: 59		successor	Estate Broker in the State
300 South	Portfolios in	elected	of Montana. She has been
Wacker Drive,	Fund Complex		a partner and a principal
Suite 600	Overseen: 2	Director	owner of a real estate sales
Chicago, IL		since 2004	company, Bozeman Brokers,
60606			since 2004. She has been
licensed in the state of
Montana since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	None.
Age: 65		successor	with the law firm of Fergeson,
300 South	Portfolios in	elected	Skipper, P.A.. in Sarasota,
Wacker Drive,	Fund Complex		Florida and has been
Suite 600	Overseen: 2	Director	employed with such firm
Chicago, IL		since 2004	since 1989.
60606

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Interested” Director of the Funds

Michael J.	President	One-year term	Mr. Corbett was President	None.
Corbett(1)		as President	of the Perritt MicroCap
Age: 56	Portfolios in		Opportunities Fund, Inc.
300 South	Fund Complex	As Director,	(1999–2013) and President
Wacker Drive,	Overseen: 2	indefinite,	of the Perritt Funds, Inc.
Suite 600		until successor	since 2004. He has served
Chicago, IL		elected	as President of the Adviser
60606			since 2010, and previously
		Director	served as Vice President of
		since 2010	the Adviser from 1997 until
2010. Mr. Corbett began his
		President	tenure with Perritt Capital
		since 2004	Management in 1990 as a
research analyst. He assumed
portfolio management
responsibilities in 1996 and
now serves as portfolio
manager for the Funds.
____________
(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Funds Other Than Mr. Corbett

Matt Brackmann	Vice President	One year term	Mr. Brackmann has recently	N/A
Age: 41	and Treasurer		been appointed Vice President
300 South		Since 2023	and Treasurer of The Funds.
Wacker Drive,			He has been Portfolio Manager
Suite 600			of the Perritt UltraCap Fund
Chicago, IL			since 2014 and a member of
60606			the advisor’s Investment
Committee and research team
since 2004. Mr. Brackmann
was awarded a CFA charter in
2017 and is a member of the
CFA Institute and the CFA
Society of Chicago.

Lynn E.	Vice President,	One-year term	Mrs. Burmeister has been	N/A
Burmeister	Chief		the Chief Compliance
Age: 63	Compliance	Chief	Officer since May 1, 2010,
300 South	Officer and	Compliance	and oversees all compliance
Wacker Drive,	Secretary	Officer	matters for the Funds and the
Suite 600		Since 2010	Advisor. She also coordinates
Chicago, IL			the administration of the
60606		Secretary	Funds and is a liaison with
		Since 2015	the firm’s corporate counsel.
Mrs. Burmeister has worked
in the financial industry
since 1980. Her previous
experience includes work at
Harris Associates, Gofen &
Glossberg and Optimum
Investments.

Perritt Funds

The Statement of Additional Information (SAI) includes additional information about the Funds’ directors and is available, without charge, upon request, by calling 1-800-331-8936.

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial advisor.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bank Global Fund Services, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 600
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund – PRCGX

Ultra MicroCap Fund – PREOX

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund
and/or the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 600 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*    /s/Michael J. Corbett
Michael J. Corbett, President

Date    July 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Michael J. Corbett
Michael J. Corbett, President

Date    July 6, 2023

By (Signature and Title)*    /s/Matthew Brackman
Matthew Brackman, Treasurer/Vice President

Date    July 6, 2023

* Print the name and title of each signing officer under his or her signature.